1
CERTIFICATION EXHIBIT 31.2
I, Jorge J. Garcia, certify that:
1. I have reviewed this report on Form 10-Q of Popular,

Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material
fact necessary to make the statements made, in light of the circumstances under which such statements were made, not
misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly
present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and
for, the periods presented in this report;
4. The

registrant's other

certifying officer

and I are

responsible for

establishing and

maintaining disclosure

controls and
procedures (as defined

in Exchange Act Rules

13a-15(e) and 15d-15(e))

and internal control over

financial reporting (as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
a)
Designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and

procedures

to

be
designed

under

our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its
consolidated subsidiaries,

is made known

to us by

others within those

entities, particularly

during the period

in
which this report is being prepared;
b)
Designed such

internal control over

financial reporting, or

caused such internal

control over financial

reporting
to

be

designed

under

our

supervision,

to

provide

reasonable

assurance

regarding

the

reliability

of

financial
reporting

and

the

preparation

of

financial

statements

for

external

purposes

in

accordance

with

generally
accepted accounting principles;
c)
Evaluated

the

effectiveness

of

the

registrant's

disclosure

controls

and

procedures

and

presented

in

this

report
our

conclusions

about

the effectiveness

of

the disclosure

controls

and procedures,

as of

the

end of

the period
covered by this report based on such evaluation; and
d)
Disclosed

in

this

report

any

change

in

the

registrant’s

internal

control

over

financial

reporting

that

occurred
during the

registrant’s

most recent

fiscal quarter

(the registrant’s

fourth fiscal

quarter in

the case

of an

annual
report) that

has materially

affected, or

is reasonably

likely to

materially affect,

the registrant’s

internal control
over financial reporting; and
5. The

registrant's other

certifying officer

and I

have disclosed,

based on

our most

recent evaluation

of internal

control
over

financial

reporting,

to

the

registrant's

auditors

and

the

audit

committee

of

the

registrant's

board

of

directors

(or
persons performing the equivalent functions):
a)
All significant deficiencies and

material weaknesses in the design

or operation of internal control

over financial
reporting which

are reasonably

likely to

adversely affect

the registrant’s

ability to

record, process,

summarize
and report financial information; and
b)
Any fraud,

whether or

not material,

that involves

management or

other employees

who have

a significant

role
in the registrant's internal controls over financial reporting.
Date:

May 8, 2026
By: /s/ Jorge J. García
Jorge J. García
Chief Financial Officer